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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of l934



Date of Report (Date of earliest event reported)          March 1, 1998
                                                  ----------------------------


                            NOONEY REALTY TRUST, INC.
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              (Exact Name of Registrant as specified in its charter)




           Missouri                  0-13754               43-1339136
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(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)             File No.)        Identification No.)



        500 N. Broadway, St. Louis, Missouri                    63102
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     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code        (314) 206-4600
                                                   ---------------------------

                               Not Applicable
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       (Former name or former address, if changed since last report)



                              Page 1 of 3 Pages


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ITEM 5.  OTHER EVENTS
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      Effective as of March 1, 1998, the Directors of Nooney Realty Trust,
Inc. elected the following officers:

         William J. Carden        Chairman of the Board and
                                  Chief Executive Officer

         Gregory J. Nooney, Jr.   Vice Chairman

         Thomas N. Thurber        Chief Financial Officer, Treasurer,
                                  and Assistant Secretary

         Patricia A. Nooney       President, Secretary
                                  and Assistant Treasurer

         Glenda F. White          Assistant Secretary and Assistant Treasurer


      The Company, pursuant to action of its employment agreement special committee, entered into long-term employment and non-qualified stock option agreements with Messrs. Carden and Thurber.



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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        NOONEY REALTY TRUST, INC.




Date:     March 12, 1998                /s/ Gregory J. Nooney, Jr.
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                                            Gregory J. Nooney, Jr.
                                            Vice Chairman